UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2005

Axeda Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26287	23-2763854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Oxford Road, Mansfield, Massachusetts	02048
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (508) 337-9200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items to be Included in this Report

INTRODUCTION

This Amendment No. 1 amends and supplements the Form 8-K filed by Axeda Systems Inc. (the “Company”) on February 23, 2005 (as amended, the “Form 8-K”). The purpose of this Amendment No. 1 is to amend the disclosure under Item 2.02 of the Form 8-K to provide for the filing (not furnishing) of Exhibit 99.1 of the Form 8-K. Furthermore, this Amendment No. 1 furnishes to the Securities and Exchange Commission Exhibit 99.2, the transcript of the Company’s 4th quarter earnings conference call held on February 22, 2005, except for the first full paragraph on page 4 of Exhibit 99.2, which is filed with, and not furnished to, the Securities and Exchange Commission. Except as otherwise noted, no changes have been made to the Form 8-K. The disclosure provided under Item 2.02 of the Form 8-K is hereby amended and restated in whole, in order to implement the above and provide the supplementary Exhibit 99.2 discussed in the foregoing sentences. Item 9.01 of the Form 8-K is hereby supplemented to add Exhibit 99.2.

Item 2.02 Results of Operations and Financial Condition.

On February 22, 2005, the Company issued a press release announcing, among other things, its financial results for the fourth quarter and year ended December 31, 2004 and an update regarding its listing status with Nasdaq, and the Company held a conference call on February 22, 2005 to address such matters. A copy of the Company’s press release is filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2005. A copy of the transcript of the Company’s earnings conference call is included as Exhibit 99.2 hereto and incorporated herein by reference. The information contained in Exhibit 99.1 and the first full paragraph on page 4 of Exhibit 99.2 are filed with, and not furnished to, the Securities and Exchange Commission. Except as otherwise stated in this Item 2.02, the information in this Item 2.02 on the Form 8-K and the attached Exhibit 99.2 are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

c. Exhibits

Exhibit	Description
99.2	Transcript of the 2004 4th quarter earnings conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXEDA SYSTEMS INC.

(Registrant)

Date: February 28, 2005	By:	/s/ Karen F. Kupferberg
Karen F. Kupferberg
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
99.2	Transcript of the 2004 4 th quarter earnings conference call.

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